                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 21, 2003

                            COMSTOCK RESOURCES, INC.

               (Exact Name of Registrant as Specified in Charter)

     STATE OF NEVADA                000-16741                 94-1667468

    (State or other           (Commission File Number)      (I.R.S. Employer
jurisdiction incorporation)                               Identification Number)

                         5300 Town And Country Boulevard
                                    Suite 500
                               Frisco, Texas 75034
                    (Address of principal executive offices)

                                 (972) 668-8800
                          (Registrant's Telephone No.)

Item 5. Other Events and Regulation FD Disclosure

The registrant is making a disclosure of information required to be disclosed pursuant to recently promulgated Regulation BTR.

The Registrant sent the following notice on March 21, 2003 to its executive officers and directors pursuant to Regulation BTR:

                      Required Notice under Regulation BTR
                       to Directors and Executive Officers
                                   Concerning
                     Blackout Period on Trading in Stock of
                            Comstock Resources, Inc.

                           Notice Date: March 21, 2003

I.   Notice of Blackout Period Required by Sarbanes-Oxley Act of 2002.

Section 306(a) of the Sarbanes-Oxley Act of 2002 (and the regulations promulgated thereunder, including Regulation BTR) prohibits directors and executive officers of an issuer from trading in the issuer's equity securities during certain periods when employees are unable to purchase or sell such issuer's equity securities held in a 401(k) Plan or similar plans. These periods are referred to as "Blackout Periods." This notice is to inform you that, as a director or executive officer of Comstock Resources, Inc. ("Comstock"), you will temporarily be unable to sell or purchase shares of Comstock's common stock during an upcoming Blackout Period.

II.  Reason for Blackout Period.

The Comstock Resources, Inc. 401(k) Profit Sharing Plan ("Plan") will be changing recordkeeping service providers because the Plan has determined such change is in its best interests.

III. Transactions to be Suspended or Affected by the Blackout Period.

Participants in the Plan will be temporarily prohibited from trading in shares of Comstock's common stock. As a result of these changes, you temporarily will be unable to, directly or indirectly, purchase, sell or otherwise acquire or transfer shares of Comstock's common stock (or any related derivative security).

The restriction applies to shares of Comstock's common stock held both in the
Plan and outside of the Plan.

Under a limited exception, the sale or transfer of shares of Comstock's common stock may be permitted if you can establish by specific identification or tracing that the transaction does not involve shares of Comstock's common stock acquired in connection with your service or employment as a director or executive officer of Comstock.

IV.  Equity Securities Subject to the Blackout Period.

During the Blackout Period, you will be unable, directly or indirectly, to purchase, sell or otherwise acquire or transfer any shares of common stock of
Comstock.

V.   Length of Blackout Period.

The Blackout Period is expected to begin on April 24th, 2003, and end no later than May 16th, 2003. Your last day to trade shares of Comstock's common stock is
April 23rd, 2003.

VI.  Who to Contact with Questions.

If you have any questions concerning this Notice, the Blackout Period or the transactions affected by the Blackout Period, the following person or department is responsible for answering your questions:

                                 Roland O. Burns
                            5300 Town & Country Blvd.
                                    Suite 500
                               Frisco, Texas 75034
                                (972) 668 - 8800

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       COMSTOCK RESOURCES, INC.

Dated: March 21, 2003                  By: /s/ M. JAY ALLISON
                                           ------------------
                                           M. Jay Allison
                                           President and Chief Executive Officer